UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
July 11, 2022

Albertsons Companies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39350	47-4376911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 Parkcenter Blvd.
Boise, Idaho 83706
(Address of principal executive office and zip code)
(208) 395-6200
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value	ACI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Albertsons Companies, Inc. (the "Company") deeply regrets to disclose that Steven A Davis, a member of the Company's Board of Directors (the "Board"), passed away unexpectedly on July 10, 2022. The Company is saddened by Mr. Davis's untimely passing and extends its sincere condolences to his family and friends. Mr. Davis joined the Company's Board as an independent director in June 2015 and served as the Chair of the Finance Committee and a member of the Audit and Risk Committee (the "Audit Committee") at the time of his passing.

Following the death of Mr. Davis, the Company's Board has been reduced to 13 members, five of whom are independent. The Audit Committee was temporarily reduced to two members, both of whom are independent directors. Due to the reduced number of Audit Committee members, the Company was no longer compliant with Section 303A.07(a) of the New York Stock Exchange ("NYSE") Listed Company Manual, which requires that the audit committee of an NYSE-listed company consist of at least three members, each of whom is an independent director. Upon receiving notification on July 11, 2022 of Mr. Davis's passing, the Company notified the NYSE of the resulting non-compliance with Section 303A.07(a).

On July 15, 2022, the Board appointed current director Sharon Allen to the Audit Committee to fill the vacancy created by Mr. Davis's passing. The Board affirmatively determined that Ms. Allen (i) is an independent director under the applicable rules of the NYSE and as such term is defined in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended, (ii) is an "audit committee financial expert" within the meaning of Item 407(d)(5)(ii) of Regulation S-K and (iii) meets all applicable requirements for membership on the Audit Committee. With the addition of Ms. Allen to the Audit Committee, the Company has regained compliance with the applicable NYSE listing standard. Information about Ms. Allen can be found in the Company's definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on June 21, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Albertsons Companies, Inc.
(Registrant)

July 15, 2022	By:	/s/ Juliette W. Pryor
	Name:	Juliette W. Pryor
	Title:	Executive Vice President, General Counsel and Secretary